Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Strategic Income ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information

Dated September 20, 2021

The Board of Trustees of the Trust has approved certain changes to the Fund’s principal investment strategies, which will be submitted to shareholders of the Fund for approval. In an effort to simplify the Fund’s investment strategy, the proposed changes will convert the Fund from its current investment strategy to a fund-of-funds strategy that follows the investment advisor’s First Trust High Income Model, which provides investors with access to a diversified blend of fixed-income assets intended to provide investors with above market income, with a secondary goal of capital appreciation.

A special shareholder meeting of the Fund to vote on the changes described above is expected to be held in the fourth quarter of 2021.

Upon approval of such strategy changes, the Fund will be renamed “First Trust High Income Strategic Focus ETF” and the Fund’s ticker symbol will be changed to “HISF”. Additionally, the Fund’s management fee will be reduced from 0.85% of average daily net assets to 0.20% of average daily net assets; however, shareholders will be responsible for the Fund’s acquired fund fees and expenses, subject to a total fee and expense cap of 0.87% of average daily net assets. In connection with the implementation of the proposed strategy changes, the following persons will serve as the Fund’s portfolio management team:

•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust Advisors L.P. (“First Trust”);
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust;
•	Chris A. Peterson, CFA, Senior Vice President of First Trust.
•	William Housey, CFA, Senior Vice President and Senior Portfolio Manager of First Trust; and
•	Steve Collins, Vice President of First Trust.

The Fund’s current primary investment objective to seek risk-adjusted income, secondary investment objective of capital appreciation and other fundamental policies will not change.

Please Keep this Supplement with Your Fund Prospectus and
Statement of Additional Information for Future Reference